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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 4, 2001
                                                         ----------------



                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

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
          Delaware                          000-21240                         23-2705700
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(State or other jurisdiction of         (Commission File No.)        (IRS Employer Identification No.)
incorporation or organization)

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                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

 (Registrant's telephone number including area code)      (610) 277-8300
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Item 2.  Acquisition or Disposition of Assets.

         On January 29, 2002, Neoware Systems, Inc., a Delaware corporation ("Neoware"), filed a Current Report on Form 8-K to report Neoware's acquisition of substantially all the assets and certain of the liabilities of Telcom Assistance Center Corporation, a/k/a Activ-e Solutions, a Delaware corporation ("TACC"), in accordance with the Asset Purchase Agreement dated November 27, 2001, which closed on December 4, 2001, between Neoware and TACC (the "Purchase Agreement"). Neoware stated, pursuant to Item 7 of the Report, that it would file the financial statements of the business acquired, as required by Item 7(a), and the pro forma financial information, as required by Item 7(b), by amendment.. This amendment is being filed to provide the required financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of Business Acquired.

         The following financial statements of TACC required pursuant to Article 3 of Regulation S-X are filed as Exhibit 99.1 to this Form 8-K/A.

         (i)      Independent Auditors' Report;

                  Audited Balance Sheets as of December 31, 2000 and 1999;

                  Audited Statements of Operations for the years ended December 31, 2000 and 1999;

                  Audited Statements of Shareholders' Equity Deficiency for the years ended December 31, 2000 and 1999;

                  Audited Statements of Cash Flows for the years ended December 31, 2000 and 1999; and

                  Notes to Audited Financial Statements.

         (ii)     Unaudited Balance Sheet as of September 30, 2001;

                  Unaudited Statements of Operations for the nine months ended September 30, 2001 and 2000;

                  Unaudited Statements of Shareholders' Equity Deficiency for the nine months ended September 30, 2001;

                  Unaudited Statements of Cash Flows for the nine months ended September 30, 2001 and 2000; and

                  Notes to Unaudited Financial Statements.

(b)      Pro Forma Financial Information.

                  The following unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.2 to this Form 8-K.

         (i) Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the six-month period ended December 31, 2001.


(c)      Exhibits.

         23.1     Consent of Goldenberg Rosenthal, LLP

         99.1 Audited Financial Statements of Telcom Assistance Center Corporation for the years ended December 31, 1999 and 2000, and unaudited financial statements of Telcom Assistance Center Corporation for the nine months ended September 30, 2001 and 2000.

         99.2 Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the six-month period ended December 31, 2001.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                     NEOWARE SYSTEMS, INC.


Dated:  February 19, 2002                   By: /S/ MICHAEL G. KANTROWITZ
                                               --------------------------











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                                    EXHIBITS


Exhibit No.                Description

23.1              Consent of Goldenberg Rosenthal, LLP.

99.1 Audited Financial Statements of Telcom Assistance Center Corporation for the years ended December 31, 2000 and 1999, and unaudited financial statements of Telcom Assistance Center Corporation for the nine months ended September 30, 2001 and 2000.

99.2 Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the six-month period ended December 31, 2001.